Exhibit 99.1

RALCORP HOLDINGS, INC.

SIXTH SUPPLEMENT TO NOTE PURCHASE AGREEMENTS

Dated as of February 22, 2006

                                                   Re:          $50,000,000 Floating Rate Senior Notes, Series G,
Due February 22, 2011

Ralcorp Holdings, Inc.
800 Market Street
Suite 2900
St. Louis, MO 63101

Dated as of
February 22, 2006

To the Series G Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

This Sixth Supplement to Note Purchase Agreements (the or this "Sixth Supplement") is among Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), and the institutional investors named on Schedule A attached hereto (the "Series G Purchasers").

Reference is hereby made to the Note Purchase Agreements dated as of May 22, 2003 (as amended by a First Amendment thereto dated as of December 22, 2005 and as may be further amended and supplemented from time to time, the "Note Purchase Agreements"), among the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series G Purchasers as follows:

1.     The Company has authorized the issue and sale of $50,000,000 aggregate principal amount of the Floating Rate Senior Notes, Series G, due February 22, 2011 (the "Series G Notes"). The Series G Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreements, the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 (the "Series B Notes") issued pursuant to the First Supplement to Note Purchase Agreements dated as of December 22, 2003 (the "First Supplement"), the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the "Series C Notes") issued pursuant to the Second Supplement to Note Purchase Agreements dated as of December 22, 2003 (the "Second Supplement"), the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the "Series D Notes") issued pursuant to the Third Supplement to Note Purchase Agreement dated as of December 22, 2003 (the "Third Supplement"), the $100,000,000 aggregate principal amount of 5.57% Senior Notes, Series E, due December 21, 2015 (the "Series E Notes") issued pursuant to the Fourth Supplement to Note

Purchase Agreements dated as of December 21, 2005 (the "Fourth Supplement"), the $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series F, due December 21, 2012 (the "Series F Notes") issued pursuant to the Fifth Supplement to Note Purchase Agreements dated as of December 21, 2005 (the "Fifth Supplement"), the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series H, due February 22, 2011 (the "Series H Notes") issued pursuant to the Seventh Supplement to Note Purchase Agreements dated as of February 22, 2006 (the "Seventh Supplement"), and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The Series G Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series G Purchasers and the Company.

2.     Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series G Purchaser, and each Series G Purchaser agrees to purchase from the Company, Series G Notes in the principal amount set forth opposite such Series G Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

3.     The sale and purchase of the Series G Notes to be purchased by each Series G Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the "Closing") on February 22, 2006 or on such other Business Day thereafter on or prior to February 24, 2006 as may be agreed upon by the Company and the Series G Purchasers. At the Closing the Company will deliver to each Series G Purchaser the Series G Notes to be purchased by such Series G Purchaser in the form of a single Series G Note (or such greater number of Series G Notes in denominations of at least $100,000 as such Series G Purchaser may request) dated the date of the Closing and registered in such Series G Purchaser’s name (or in the name of such Series G Purchaser’s nominee), against delivery by such Series G Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1096726 and account name Ralcorp Holdings, Inc. at JPMorgan Chase Bank, N.A. in New York, New York, ABA #021000021. If, at the Closing, the Company shall fail to tender such Series G Notes to any Series G Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series G Purchaser’s satisfaction, such Series G Purchaser shall, at such Series G Purchaser’s election, be relieved of all further obligations under this Sixth Supplement, without thereby waiving any rights such Series G Purchaser may have by reason of such failure or such nonfulfillment.

4.     The obligation of each Series G Purchaser to purchase and pay for the Series G Notes to be sold to such Series G Purchaser at the Closing is subject to the fulfillment to such Series G Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements with respect to the Series G Notes to be purchased at the Closing, and to the following additional conditions:

(a)     Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreements shall be correct as of the date of Closing and the Company shall have delivered to each Series G Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)     Contemporaneously with the Closing, (i) the Company shall sell to each Series G Purchaser, and each Series G Purchaser shall purchase, the Series G Notes to be purchased by such Series G Purchaser at the Closing as specified in Schedule A and (ii) the Company shall sell to each purchaser and each purchaser shall purchase the Series H Notes to be purchased by such purchaser at the Closing and as specified in Schedule A to the Seventh Supplement.

5.     Maturity. As provided therein, the entire unpaid principal balance of the Series G Notes shall be due and payable on the stated maturity date thereof.

   6.     Optional Prepayments . The Company may, at its option, upon notice as provided below, prepay on any Series G Interest Payment Date all, or any part of, the Series G Notes, in an amount not less than 10% of the aggregate principal amount of the Series G Notes then outstanding in the case of a partial prepayment at a price equal to (i) in the case of any such prepayment on or prior to February 22, 2007, 101% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment and (ii) in the case of any such prepayment on or after February 23, 2007, 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment. The Company will give each holder of Series G Notes written notice of each optional prepayment under this Section 6 of this Sixth Supplement not less than 30 days and not more than 60 days prior to the Series G Interest Payment Date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series G Notes to be prepaid on such date, the principal amount of each Series G Note held by such holder to be prepaid (determined in accordance with Section 7 of this Sixth Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

  7.     Allocation of Partial Prepayments for Series G Notes. In the case of each partial prepayment of the Series G Notes pursuant to Section 6 of this Sixth Supplement, the principal amount of the Series G Notes to be prepaid shall be allocated among all of the Series G Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

  8.     Maturity; Surrender, etc. for Series G Notes. In the case of each prepayment of Series G Notes pursuant to Section 6 of this Sixth Supplement and Section 8.3 of the Note Purchase Agreements, the principal amount of each Series G Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series G Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series G Note shall be issued in lieu of any prepaid principal amount of any Series G Note.

    9.     Purchase of Series G Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series G Notes except upon the payment or prepayment of the Series G Notes in accordance with the terms of this Sixth Supplement, Section 8.3 of the Note Purchase Agreements and the Series G Notes. The Company will promptly cancel all Series G Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series G Notes pursuant to any provision of this Agreement and no Series G Notes may be issued in substitution or exchange for any such Series G Notes.

10. Interest Rate With Respect to The Series G Notes.  The Series G Notes shall bear interest from the date of issue at a floating rate equal to the Series G Adjusted LIBOR Rate from time to time, payable quarterly on the 22nd day of each February, May, August and November in each year (commencing May 22, 2006) and at maturity (each such date being referred to as a "Series G Interest Payment Date") and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Series G Default Rate until paid.

Interest on the Notes shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

The Series G Adjusted LIBOR Rate shall be determined by the Company, and notice thereof shall be given to the holders of the Series G Notes, together with such information as the Required Holders may reasonably request for verification (including in all events, a facsimile transmission of the relevant screen and calculations), on the second Business Day preceding each Series G Interest Period. In the event that the Required Holders do not concur with such determination by the Company, as evidenced by notice to the Company by the Required Holders within ten (10) Business Days after receipt by such holders of the notice delivered by the Company pursuant to the previous sentence, the determination of Series G Adjusted LIBOR Rate shall be made by the Required Holders in accordance with the provisions of this Supplement and the Note Purchase Agreements, which determination shall be conclusive and binding absent manifest error.

For purposes of this Sixth Supplement, the following terms have the following meanings:

"Series G Adjusted LIBOR Rate" shall mean, for any Series G Interest Period, Series G LIBOR plus 45 basis points.

"Series G Default Rate" means that rate of interest that is 2.00% per annum plus the Series G Adjusted LIBOR Rate.

"Series G Interest Payment Date" shall have the meaning set forth in this Section 10 of this Sixth Supplement, provided that if a Series G Interest Payment Date shall fall on a day which is not a Business Day, such Series G Interest Payment Date shall be deemed to be the first Business Day following such Series G Interest Payment Date.

"Series G Interest Period" shall mean each period commencing on the date of Closing and, thereafter, commencing on a Series G Interest Payment Date and continuing up to, but not including, the next Series G Interest Payment Date.

"Series G LIBOR"shall mean, for any Series G Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 90-day period which appears on the Bloomberg "BBAM Screen" published by the British Bankers Association or any successor page or source thereto, effective as of 11:00 a.m. (London, England time) two (2) Business Days prior to the beginning of such Series G Interest Period.

  11.     Each Series G Purchaser, as to itself, represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series G Notes by such Series G Purchaser.

 12.     The Company and each Series G Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements, as supplemented hereby, as fully and completely as if such Series G Purchaser were an original signatory to the Note Purchase Agreements.

13.     Additional Series G Provisions. Pursuant to the provisions of Section 2.2(ii) and Section 2.2(iii) of the Note Purchase Agreements:

 (a)     In the event that the Series A Notes are not outstanding, the "Proposed Prepayment Date" under Section 8.3(c) for any holder of Series G Notes shall be deemed to be the first Business Day which is at least 15 days after the date of the notice of prepayment contemplated by Sections 8.3(a) and 8.3(b), provided, however, with respect to the holders of the Series G Notes, if the Proposed Prepayment Date is not on a Series G Interest Payment Date, then at the option of any holder of a Series G Note who accepts the prepayment of its Series G Notes in accordance with subparagraph (d) of Section 8.3 of the Note Purchase Agreements, such holder may elect to have its Series G Notes prepaid pursuant to Section 8.3 of the Note Purchase Agreements on the Series G Interest Payment Date immediately following the Proposed Prepayment Date, and for the purposes of a prepayment of any Series G Notes pursuant to Section 8.3 of the Note Purchase Agreements, "Proposed Prepayment Date" shall also include such Series G Interest Payment Date with respect to the holders who have so elected prepayment on such date.

  (b)    The holders of the Series G Notes (and no other holders) agree to waive payment of the amount otherwise required by clause (y) of the penultimate sentence of the last paragraph of Section 12.1 of the Note Purchase Agreements (but no other amount)

 and, in consideration therefor, and in lieu of the amount otherwise payable under said clause (y), the Company agrees, upon any Series G Notes becoming due and payable under Section 12.1, whether automatically or by declaration, on or before February 22, 2007, to pay such holders of the Series G Notes an amount equal to 1.00% of the aggregate principal amount of the Series G Notes, together with all other amounts required to be paid pursuant to Section 12.1.

(c)      The holders of the Series G Notes (and no other holders) agree to waive payment of interest at the Default Rate on overdue interest, principal and premium, if any, otherwise required by clause (a) of the first sentence of Section 12.3 of the Note Purchase Agreements in connection with any rescission of acceleration of the Series G Notes and, in consideration therefor and in lieu of the amount otherwise payable at the Default Rate, the Company agrees that as a condition precedent to any rescission of acceleration of the Series G Notes, interest on any such overdue interest, principal and premium, if any, shall be paid at the Series G Default Rate.

(d)     The holders of the Series G Notes (and no other holders) and the Company agree that, with respect to the definition of "Business Day" solely as it applies to the determination of Series G LIBOR under this Sixth Supplement, the term "Series G LIBOR" shall be substituted for the term "LIBOR" appearing therein.

14.     Governing Law. This Sixth Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State

[Signature Page Follows]

The execution hereof shall constitute a contract between the Company and the Series G Purchasers for the uses and purposes hereinabove set forth, and this Sixth Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Ralcorp Holdings, Inc.

By      /s/ S. Monette
Name:      S. Monette
                                                                                                        Title:        Corporate Vice President and Treasurer

Accepted as of the date first written above.

Metropolitan Life Insurance Company

By       /s/ Judith A. Gulotta
Name:      Judith A. Gulotta
Title:        Director

Accepted as of the date first written above.

Genworth Life and Annuity Insurance Company

By         /s/ Morian C. Mooers
Name:         Morian C. Mooers
                                                                                                        Title:           Investment Officer

Each of the undersigned ratifies and confirms as of the date hereof its obligations under the Subsidiary Guarantee dated May 22, 2003, as amended, modified or supplemented.

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By:        /s/ S. Monette
Name:        S. Monette
Title:         Treasurer